STATE OF SOUTH CAROLINA           John C. Campbell
                               SECRETARY OF STATE            Secretary of State
                                                                    FILED
                            ARTICLES OF INCORPORATION             Feb. 24, 1984
                                       OF
                           MARION NATIONAL CORPORATION

1.       The name of the proposed corporation is Marion National Corporation.

2. The initial registered office of the corporation is 301 North Main St. located in the city of Marion, county of Marion and the State of South Carolina and the initial registered agent at such address is Chester A. Duke.

3. The period of duration shall be perpetual.

4. The corporation is authorized to issue shares of stock as follows:

         Class of Shares      Authorized No. of Each Class       Par Value
         ---------------      ----------------------------       ---------
         Common stock         120,000                            $5.00 per share

         If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:

5. Total authorized capital stock $600,000.00. Please see instructions on Page 4.

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is 10, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

          Name                              Address

          T.C. Atkinson, Jr.                912 N. Main St., Marion, SC 29571
          Chester A. Duke                   402 S. Main St., Marion, SC 29571
          Reaves H. Gasque                  1202 Bryant St., Marion, SC 29571
          D.C. McIntyre                     901 Willcox Ave., Marion, SC 29571
          J.M. McLendon                     401 S. Main St., Marion, SC 29571
          Robert A. Scott                   316 Lipscomb St., Marion, SC 29571
          Mrs. Lurine B. Stedman            901 N. Main St., Marion, SC 29571
          William F. Thompson               1002 N. Main St., Marion, SC 29571
          M.C. Woods, Jr.                   201 E. Godbold St., Marion, SC 29571
          F.T. Zeman                        322 Elizabeth St., Marion, SC 29571

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section (33-3-10) of 1976 Code).

         To engage directly or indirectly in banking and financial activities, and activities closely related to banking or managing or controlling banks to the full extent that may from time to time be deemed permissible by law; and also to engage in all incidental activities necessary to conduct the aforesaid activities.

9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:

         (a) When any proposed merger or purchase or sale of assets not in the ordinary course of business is on the agenda for a shareholder's meeting and the said proposal is not recommended by the Board of Directors, 80% of the shares issued shall constitute a quorum for the said shareholder's meeting;

         (b) A vote of 80% of the shares issued shall be required to approve any proposed merger or purchase or sale of assets not in the ordinary course of business which is not recommended by the Board of Directors;

         (c) In addition to all requirements of law, all directors must have been residents of the corporate market area for at least six (6) months prior to their election, unless the said requirement is waived by the Board of Directors then sitting by a 82% vote.

10. The name and address of each incorporator is.

    Name                   Street & Box No.       City          County    State

    T.C. Atkinson, Jr.     912 N. Main St.        Marion        Marion    S.C.
    Chester A. Duke        402 S. Main St.        Marion        Marion    S.C.
    J.M. McLendon          401 S. Main St.        Marion        Marion    S.C.
    M.C. Woods, Jr.        201 E. Godbold St.     Marion        Marion    S.C.



                               S/ T.C. Atkinson, Jr.
                              (Signature of Incorporator)

                               T.C. Atkinson, Jr.
                               (Type or Print Name)


                               S/ Chester A. Duke
                               (Signature of Incorporator)

                               Chester A. Duke
                               (Type or Print Name)


                                S/ J.M. McLendon
                                (Signature of Incorporator)

                                  J.M. McLendon
                                (Type or Print Name)


Date:  January 20, 1984          S/ M.C. Woods, Jr.
       ----------------          ------------------
                                (Signature of Incorporator)

                                 M.C. Woods, Jr.
                                (Type or Print Name)

STATE OF SOUTH CAROLINA

COUNTY OF MARION

         The undersigned T.C. Atkinson, Jr., Chester A. Duke, J.M. McLendon, and M.C. Woods, Jr., do hereby certify that they are the incorporators of Marion National Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.


 S/ T.C. Atkinson, Jr.                  S/  Chester A. Duke
(Signature of Incorporator)                     (Signature of Incorporator)

                                        S/  J.M. McLendon
                                                (Signature of Incorporator)

                                        S/  M.C. Woods, Jr.
                                                (Signature of Incorporator)
                                               (Each Incorporator Must Sign)



                             CERTIFICATE OF ATTORNEY

11. I, Samuel B. Woods , an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.


Date:  February 15, 1984                             S/ Samuel B. Woods
     --------------------------------------        --------------------
                                                     SAMUEL B. WOODS

                                                   Address    104 W. Dozier St.
                                                              Marion, SC  29571

                      STATE OF SOUTH CAROLINA                    Jim Miles
                                                            Secretary of State
                       ARTICLES OF AMENDMENT                       FILED
                                                          February 11, 1994

         Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.       The name of the corporation is Marion National Corporation.

2. On March 30, 1988, the corporation adopted the following Amendment(s) of its Articles of Incorporation.

              (Type or attach the complete text of Each Amendment)

          On recommendation of the Board of Directors the authorized number of shares of common stock be increased to 225,000 shares.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA"). Not applicable.

4. Complete either a or b, whichever is applicable.

         a.

          [x]      Amendment(s) adopted by shareholder action.

                           At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                                                                                                   Number of
                                Number of              Number of           Number of Votes         Undisputed*
              Voting            Outstanding            Votes Entitled      Represented             Shares Voted
              Group              Shares                to be Cast          at the meeting          For   Against
              ------            --------               ----------          --------------          -------------

              Shareholders      48,160                 48,160              37,872                  37,872     0
              Common Stock

         b. The amendment(s) was duly adopted by the Incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
                           Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendments shall be the date of acceptance for filing by the Secretary of State (See ss.33-1-230(b)). This amendment effective March 30, 1988.

DATE: 2-11-94                      Marion National Corporation

                                   By: S/ Chester A. Duke
                                   (Signature)
                                   Chester A. Duke, President

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                            STATE OF SOUTH CAROLINA               Jim Miles
                              SECRETARY OF STATE             Secretary of State
                                                                    FILED
                             ARTICLES OF AMENDMENT              April 15, 1994

         Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.       The name of the corporation is Marion National Corporation.

2. On April 6, 1994, the corporation adopted the following Amendment(s) of its Articles of Incorporation.

              (Type or attach the complete text of Each Amendment)

                  To amend the Charter to increase the authorized shares of common stock from 225,000 shares to 800,000 shares and to increase the amount of total authorized capital stock from $1,125,000 to $4,000,000.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").

4. Complete either a or b, whichever is applicable.

         a.

          [x]      Amendment(s) adopted by shareholder action.

                           At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                                                                                                   Number of
                                Number of              Number of           Number of Votes         Undisputed*
              Voting            Outstanding            Votes Entitled      Represented             Shares Voted
              Group              Shares                to be Cast          at the meeting          For   Against
              ------            --------               ----------          --------------          -------------

              Shareholders      191,140                191,140             135,634                 135,634    0
              Common Stock


         b. The amendment(s) was duly adopted by the Incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
                           Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendments shall be the date of acceptance for filing by the Secretary of State (See ss.33-1-230(b)). This amendment effective 4-6-94.

DATE:    4-6-94                             Marion National Corporation


                                            By:  S/ Chester A. Duke
                                            (Signature)

                                            Chester A. Duke, President

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                            STATE OF SOUTH CAROLINA               Jim Miles
                              SECRETARY OF STATE              Secretary of State
                                                                     FILED
                            ARTICLES OF AMENDMENT              August 12, 1994

         Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is Marion National Corporation.

2. On April 6, 1994, the corporation adopted the following Amendment(s) of its Articles of Incorporation.

              (Type or attach the complete text of Each Amendment)

          Motion was made and adopted to change the name of the Corporation to M & M Financial Corporation subject to the consummation of the merger with Davis National Bank. (The merger has now been consummated.)

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA"). N/A

4.   Complete either a or b, whichever is applicable.

         a.

         [x]   Amendment(s) adopted by shareholder action.

                           At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                                                                                                   Number of
                                Number of              Number of           Number of Votes         Undisputed*
              Voting            Outstanding            Votes Entitled      Represented             Shares Voted
              Group              Shares                to be Cast          at the meeting          For   Against
              ------            --------               ----------          --------------          -------------

              Common Stock      191,140                191,140             135,634                 135,634    0

         b. The amendment(s) was duly adopted by the Incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
                           Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendments shall be the date of acceptance for filing by the Secretary of State (See ss.33-1-230(b)). This amendment effective April 6, 1994.

DATE:    August 10, 1994                    Marion National Corporation


                                            By:  S/ Chester A. Duke
                                           (Signature)

                                            Chester A. Duke, President

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment or the total number of undisputed votes cast for the amendment by each voting group together with a statement that the number cast for the amendment by each voting group was sufficient for approval by that voting group.

                            STATE OF SOUTH CAROLINA             Jim Miles
                              SECRETARY OF STATE           Secretary of State
                                                                  FILED
                             ARTICLES OF AMENDMENT             May 7, 1997

         Pursuant to Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.       The name of the corporation is M & M Financial Corporation.

2. On April 17, 1997, the corporation adopted the following Amendment(s) of its Articles of Incorporation.

              (Type or attach the complete text of Each Amendment)

                  To amend the Charter to increase the authorized shares of common stock from 800,000 shares to 3,000,000 shares and to increase the amount of total authorized capital stock from $4,000,000 to $15,000,000.

3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA"). Not applicable

4. Complete either a or b, whichever is applicable.

         a.

          [x]      Amendment adopted by shareholder action.

                           At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:

                                                                                                   Number of
                                Number of              Number of           Number of Votes         Undisputed
              Voting            Outstanding            Votes Entitled      Represented             Shares Voted
              Group              Shares                to be Cast          at the meeting          For   Against
              ------            --------               ----------          --------------          -------------

              Shareholders      335,372                335,372             284,630                 275,708    8,147
              of Common
              Stock

         b. The amendment(s) was duly adopted by the Incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
                           Code as amended, and shareholder action was not required.

5. Unless a delayed date is specified, the effective date of these Articles of Amendments shall be the date of acceptance for filing by the Secretary of State (See ss.33-1-230(b)).


DATE:    5-5-97                             M & M Financial Corporation


                                            By:  S/ Chester A. Duke
                                           (Signature)

                                            Chester A. Duke, President